EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-Q for the quarter ended September 30, 2020 of AMERCO (the “Company”), as filed with the Securities and Exchange Commission on November 4, 2020 (the “Report”), I, Jason A. Berg, Chief Financial Officer of the Company, certify, to the best of my knowledge and belief, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

AMERCO
a Nevada corporation

/s/ Jason A. Berg

Jason A. Berg
Date: November 4, 2020	Chief Financial Officer